Exhibit 99.1

Contact:

Bruce Widener, CEO

502-657-3507

investors@askbeacon.com

Porter, LeVay & Rose, Inc.

Marlon Nurse, V.P. – Investor Relations

212-564-4700

Halliburton Investor Relations

Geralyn DeBusk, President, or Hala Elsherbini, COO

972-458-8000

Beacon Enterprise Solutions to Host Conference Call on Wednesday, May 2,
2012 at 10:00 a.m. EDT to Discuss Fiscal Second Quarter Results

LOUISVILLE, KY, April 23, 2012 — Beacon Enterprise Solutions Group, Inc. (OTC BB: BEAC) (www.askbeacon.com), an emerging global leader in the design, implementation and management of high performance Information Technology Systems (“ITS”) infrastructure solutions, will host a conference call to discuss its fiscal year 2012 second quarter financial results on Wednesday, May 2, 2012, at 10:00 a.m. EDT. Beacon expects to issue its financial results for the fiscal second quarter on Tuesday, May 1, 2012, aftermarket.

“In addition to reporting results for the quarter ended March 31, 2012, we look forward to providing shareholders with an update on the outlook for the current quarter ending June 30, 2012, and the remainder of the year,” stated Bruce Widener, Chairman and CEO of Beacon. “We’ll also be discussing some of the benefits that we’re already experiencing as a result of our recent personnel changes. In my opinion, executive personnel decisions are among the most important decisions that a CEO and the board have to make. The recent decision to make a change in sales and operations leadership was not made hastily and was the result of thorough and careful deliberation. We now have two highly capable and experienced executives 100% dedicated to Beacon, providing focused leadership in their respective areas of the business. I believe we made the right decision for the company and its shareholders and look forward to providing an opportunity to hear from our new Executive Vice Presidents, Paris Arey and Michael Martin on the conference call on May 2.”

Participants on the call will include Bruce Widener, Chairman and CEO; Paris Arey, Executive Vice President Sales and Marketing; Michael Martin, Executive Vice President Global Services and S. Scott Fitzpatrick, Vice President Corporate Controller and Treasurer.

The teleconference can be accessed by calling 888-495-3916 and entering conference ID # 74625231. Participants outside of the U.S. and Canada can join by calling 706-634-7530 and entering the same conference ID. Please dial in 15 minutes prior to the beginning of the call.

The conference call will be simultaneously webcast and available on the company's website, http://www.askbeacon.com, under the "Investor Relations" tab. A digital recording of the conference call will be available for replay two hours after the end of the call's completion until 11:59 p.m. EDT on Friday, May 4, 2012 by calling 404-537-3406 and entering conference ID # 74625231.

About Beacon Enterprise Solutions Group, Inc.

Beacon Enterprise Solutions Group is an emerging global leader in the design, implementation and management of high performance Information Technology Systems (“ITS”) infrastructure solutions. Beacon offers fully integrated, turnkey IT infrastructure solutions capable of fully servicing the largest companies in the world as they increasingly outsource to reduce costs while optimizing critical IT design and infrastructure management. Beacon is headquartered in Louisville, Kentucky, with regional headquarters in Cincinnati, Ohio, Dublin, Ireland, Prague, Czech Republic and personnel located throughout the United States and Europe.

For additional information, please visit Beacon’s corporate website: www.askbeacon.com

This press release may contain “forward-looking statements.” Expressions of future goals and similar expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements may include, without limitation, statements about our market opportunity, strategies, competition, expected activities and expenditures as we pursue our business plan. Although we believe that the expectations reflected in any forward looking statements are reasonable, we cannot predict the effect that market conditions, customer acceptance of products, regulatory issues, competitive factors, or other business circumstances and factors described in our filings with the Securities and Exchange Commission may have on our results. The company undertakes no obligation to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release.

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